UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 13, 2007
DEL MONTE FOODS COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14335	13-3542950

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Market @ The Landmark San Francisco, California	94105

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (415) 247-3000

N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective December 13, 2007, the Board of Directors of Del Monte Foods Company appointed Sharon L. McCollam as a director of the Company, to fill an existing vacancy on the Company’s Board of Directors. Ms. McCollam was appointed as a Class II director and consequently will hold office until the Company’s 2008 Annual Meeting of Stockholders, subject to her earlier resignation, removal or death.
Ms. McCollam has not been appointed to any committee of the Company’s Board of Directors. Currently, the Board does not anticipate making any such appointments until its meeting following the 2008 Annual Meeting of Stockholders, at which time, in accordance with the Company’s regular corporate calendar, the Board will make appointments to its various standing committees.
Effective December 13, 2007, the Board of Directors of Del Monte Corporation, the Company’s wholly-owned operating subsidiary, also appointed Ms. McCollam as a director of Del Monte Corporation.
Compensation
Ms. McCollam will be compensated pursuant to the Del Monte Foods Company Non-Employee Director Compensation Plan. All Del Monte directors other than Richard G. Wolford, the Company’s Chief Executive Officer, are currently eligible under the Plan.
The following summary of the material provisions of the Del Monte Foods Company Non-Employee Director Plan does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1 to this Current Report on Form 8-K.
Cash Compensation
Under the Del Monte Foods Company Non-Employee Director Compensation Plan, as amended, each eligible director earns an annual retainer of $60,000 cash, paid in quarterly installments. Non-employee directors elected or appointed to the Board between annual stockholder meetings, such as Ms. McCollam, receive that percentage of the annual retainer that equals the percentage of the year (beginning from the first day of the fiscal quarter of such director’s appointment/election) remaining until the next annual stockholders meeting. Accordingly, for the remainder of fiscal 2008 and for the first quarter of fiscal 2009 (which will be completed prior to the expected date of the next annual stockholders meeting), Ms. McCollam will receive a cash retainer of $54,576, which will be paid in equal installments following each of the third quarter of fiscal 2008, the fourth quarter of fiscal 2008, and the first quarter of fiscal 2009.
Ms. McCollam’s cash retainer amount was calculated as follows:
     $60,000 * (x/y) = $54,576;

     where:
x = 332, which is the number of days from October 29, 2007 (the first day of the fiscal quarter in which Ms. McCollam was appointed as a director of the Company) to September 25, 2008 (the expected date of the 2008 Annual Meeting of Stockholders); and
y = 365, which is the number of days in a year.
Beginning with the second quarter of fiscal 2009, Ms. McCollam will receive the regular annual retainer amount.
Under the Del Monte Foods Company Non-Employee Director Compensation Plan, as amended, certain additional annual retainers are paid in cash as follows, as applicable:

Lead Director	$15,000
Audit Committee Chair	$20,000
Compensation Committee Chair	$12,000
Nominating and Corporate Governance Committee Chair	$10,000

Each eligible director also earns $2,000 for each Board of Directors meeting attended. Members of the Compensation Committee and Nominating and Corporate Governance Committee receive $1,500 for each committee meeting attended. Members of the Audit Committee and, unless otherwise determined by the Board of Directors, members of any special committee of the Board receive $2,000 for each committee meeting attended.
Equity Compensation
Under the Del Monte Foods Company Non-Employee Director Compensation Plan, as amended, each eligible director receives annually $80,000 worth of restricted Del Monte common stock or restricted stock units. Such restricted stock or restricted stock units generally are granted promptly after each annual stockholders meeting and vest over three years from the date of grant. Non-Employee Directors elected or appointed to the Board between annual stockholder meetings, such as Ms. McCollam, receive that percentage of the annual equity compensation dollar amount that equals the percentage of the year (beginning from the first day of the fiscal quarter of such Director’s appointment/election) remaining until the next annual stockholders meeting. Accordingly, on December 13, 2007, Ms. McCollam received 8,317 restricted stock units, which vest in approximately equal installments immediately prior to each of the 2008, 2009 and 2010 Annual Meeting of Stockholders. In the event of a Change of Control, as defined in the Del Monte Foods Company 2002 Stock Incentive Plan, as amended, all outstanding restricted stock units vest in full.
Ms. McCollam’s grant of restricted stock units was calculated as follows:
[$80,000 * (x/y)]/z = 8,317;

where:
x = 332, which is the number of days from October 29, 2007 (the first day of the fiscal quarter in which Ms. McCollam was appointed as a director of the Company) to September 25, 2008 (the expected date of the 2008 Annual Meeting of Stockholders);
y = 365, which is the number of days in a year; and
z = $8.75 (the average of the high and low prices of the Company’s common stock on December 13, 2007).
When annual restricted stock unit grants are next made to non-employee directors, which will be promptly following the 2008 Annual Meeting of Stockholders, Ms. McCollam will receive the regular grant amount.
Other
The Del Monte Foods Company Non-Employee Director Plan also provides for travel reimbursement, confirms the ability of non-employee directors to defer certain compensation pursuant to the Del Monte Foods Company Non-Employee Director Deferred Compensation Plan, and requires that “profit shares” attributable to option exercises be held for one year.
Section 7 — Regulation FD

Item 7.01.	Regulation FD Disclosure
The information contained in this Item 7.01 and in the accompanying exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
On December 14, 2007, Del Monte Foods Company announced via press release the appointment of Sharon L. McCollam to the Del Monte Foods Company Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
Exhibit 10.1 is filed with this report on Form 8-K.

The information contained in Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Exhibit	Description

10.1
Del Monte Foods Company Non-Employee Director Plan, as amended effective immediately following the Company’s 2006 annual meeting of stockholders (incorporated by reference to Exhibit 10.1 to a Current Report on Form 8-K as filed on March 21, 2006). **

*99.1	Del Monte Foods Company Press Release dated December 14, 2007.

**	Indicates a management contract or compensatory plan or arrangement.

*	Furnished herewith.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Del Monte Foods Company
Date: December 14, 2007	By:	/s/ James Potter
		Name:	James Potter
		Title:	Secretary

EXHIBIT INDEX

Exhibit	Description

10.1
Del Monte Foods Company Non-Employee Director Plan, as amended effective immediately following the Company’s 2006 annual meeting of stockholders (incorporated by reference to Exhibit 10.1 to a Current Report on Form 8-K as filed on March 21, 2006). **

*99.1	Del Monte Foods Company Press Release dated December 14, 2007.

**	Indicates a management contract or compensatory plan or arrangement.

*	Furnished herewith.